IMO INDUSTRIES INC.
FORM 10-K
FOR FISCAL YEAR ENDED DECEMBER 31, 1993


EXHIBIT 10.19 (N)
SCHEDULE OF ADDITIONAL OMITTED MORTGAGES AND DEEDS OF TRUST
































SCHEDULE OF ADDITIONAL OMITTED MORTGAGES AND DEEDS OF TRUST

Mortgages or deeds of trust substantially identical to exhibit 16(L) to the Company's Form 10-5/A for the fiscal year ended December 31, 1993, in all material respects, except they are dated December 1, 1993 and except for differences required to reflect local law, were granted by the following parties regarding their property at locations beside each party's name:

Mortgagor/Grantor                            Location


Varo Inc. (Grantor)                    Dallas County, Texas
                                  (900-932 Shiloh, Garland)

Varo Inc. (Grantor)                    Dallas County, Texas
                                  (3609 Marquis Drive, Garland)

Turbodel Inc. (Grantor)                Dallas County, Texas
                                   (1010 Shiloh, Garland)

Varo Technology Center Joint Venture   Dallas County,Texas
                                     (Two Shiloh, Garland)




One of the mortgages or deeds of trust listed on Exhibit 16(L) to the Company's Form 10-5/A for the fiscal year ended December 31, 1993 is identified thereon as:

Imo Industries Inc. (Grantor)                Norfolk County,
Massachusetts

This instrument was amended and restated as of February 28, 1994 to decrease the amount of property covered, but there were no other material changes.